ACCOUNTS RECEIVABLE (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Accounts Receivable
Accrued revenue	$ 232,307	$ 244,494
Accounts receivable - trade	38,256	35,019
Allowance for doubtful accounts	(2,130)	(2,923)
Total accounts receivable, net of allowance for doubtful accounts	$ 268,433	$ 276,590